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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003


                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)

          Missouri                    1-16681                  74-2976504
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 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)

    720 Olive Street            St. Louis, Missouri              63101
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                    NONE
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        (Former name or former address, if changed since last report)




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Item 9.           Regulation FD Disclosure

         The following information is furnished pursuant to Item 9 as well as Item 12, "Results of Operations and Financial Condition."

         On July 24, 2003, the Company issued its earnings news release, which is furnished as Attachment 1.







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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LACLEDE GROUP, INC.
                                        (Registrant)



                                       By: /s/ Douglas H. Yaeger
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                                          Douglas H. Yaeger
                                          Chairman of the Board, President
                                            and Chief Executive Officer


July 24, 2003
 (Date)




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                              Index to Exhibits


Attachment
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   1         The Laclede Group, Inc. earnings news release dated July 24, 2003.